                                                                    EXHIBIT 10.3



                                     SECOND

                              AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT

                                  by and among

                                  BOLT, INC.,

                       SANDLER CAPITAL PARTNERS IV, L.P.,

                     SANDLER CAPITAL PARTNERS IV FTE, L.P.,

                      BECHTEL ENTERPRISES HOLDINGS, INC.,

               HIGHLAND CAPITAL PARTNERS IV LIMITED PARTNERSHIP,

               HIGHLAND ENTREPRENEURS FUND IV LIMITED PARTNERSHIP

               OAK INVESTMENT PARTNERS VIII, LIMITED PARTNERSHIP

                 OAK VIII AFFILIATES FUND, LIMITED PARTNERSHIP

                         MOORE GLOBAL INVESTMENTS, LTD.

                     REMINGTON INVESTMENTS STRATEGIES, L.P.

                                      AND

                              THE OTHER INVESTORS





                         Dated as of November 17, 1999

                          SECOND AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT


         THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of November 17, 1999, by and among BOLT, INC., a Delaware corporation (the "Company"), SANDLER CAPITAL PARTNERS IV, L.P.; a Delaware limited partnership ("SCP IV"), SANDLER CAPITAL PARTNERS IV FTE, L.P., a Delaware limited partnership ("SCP IV FTE" and, collectively with SCP IV, "Sandler"), BECHTEL ENTERPRISES HOLDINGS, INC. a Delaware corporation (formerly known as BECHTEL ENTERPRISES, INC.) ("Bechtel"), HIGHLAND CAPITAL PARTNERS IV LIMITED PARTNERSHIP, a Delaware limited partnership ("HCP IV") HIGHLAND ENTREPRENEURS FUND IV LIMITED PARTNERSHIP ("HEF IV" and, collectively with HCP IV, "Highland"), OAK INVESTMENT PARTNERS VIII, LIMITED PARTNERSHIP, a Delaware limited partnership ("Oak VIII"), OAK VIII AFFILIATES FUND, LIMITED PARTNERSHIP, a Delaware limited partnership ("Oak Affiliates" and, collectively with Oak VIII, "Oak"), MOORE GLOBAL INVESTMENTS, LTD., a Bahamian limited company ("Moore"), REMINGTON INVESTMENTS STRATEGIES, L.P., a Delaware limited partnership ("Remington", and together with Moore, the "Moore Parties") and the parties listed on Schedules 1 and 2 hereto (the "Other Investors").


                                  WITNESSETH:

         WHEREAS, the Company has entered into that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of the date hereof with the Moore Parties and the parties listed on Schedule 1 thereto (the "Series C Investors"), pursuant to which the Company has agreed to issue and sell to the Series C Investors shares of the Company's Series C Convertible Preferred Stock, par value $0.001 per share, (the "Series C Stock");

         WHEREAS, the Company has agreed to grant certain registration rights with respect to shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") issuable upon conversion of the Series C Stock issued to the Series C Investors pursuant to the Stock Purchase Agreement;

         WHEREAS, the Company has entered into that certain Stock Purchase Agreement (the "Oak Stock Purchase Agreement"), dated as of March 1, 1999, with Oak pursuant to which the Company issued and sold to Oak shares of the Company's Series B-2 Convertible Preferred Stock, par value $0.001 per share (the "Series B-2 Stock");

         WHEREAS, the Company granted certain registration rights with respect to the shares of the Company's Common Stock, par value $0.001 per share, (the "Common Stock") issuable upon conversion of the Series B-2 Stock issued to Oak pursuant to the Oak Stock Purchase Agreement;

         WHEREAS, the Company has entered into that certain Stock Purchase Agreement (the "Sandler Stock Purchase Agreement"), dated as of February 23, 1999, with Sandler, Highland and the parties listed on Schedule 2 thereto (the "Sandler Investors") pursuant to which the Company issued and sold to Sandler, Highland and the Sandler Investors shares of the Company's Series B-1 Convertible Preferred Stock, par value $0.001 per share (the "Series B-1 Stock");

         WHEREAS, the Company has granted certain registration rights with respect to the shares of the Company's Common Stock issuable upon conversion of the Series B-1 Stock issued to Sandler, Highland and the Sandler Investors pursuant to the Sandler Stock Purchase Agreement;

         WHEREAS, the Company has entered into those certain Bolt Media, Inc. Series B-1 Convertible Preferred Stock Subscription Agreements (the "Subscription Agreements"), dated as of February 23, 1999, with the Other Investors which are not the Sandler Investors (the "Providence Investors") pursuant to which the Company issued and sold to the Providence Investors shares of the Series B-1 Stock;

         WHEREAS, the Company has granted certain registration rights with respect to the Common Stock issuable upon conversion of the Series B-1 Stock issued to the Providence Investors;

         WHEREAS, as of the date hereof, Bechtel owns (i) 600,000 shares of the Company's Series A-1 Convertible Preferred Stock, par value $0.001 per share, and (ii) 125,000 shares of the Company's Series A-2 Convertible Preferred Stock, par value $0.001 per share (collectively, the "Series A Stock");

         WHEREAS, the Company and Bechtel have terminated, among other things, the registration rights granted to Bechtel pursuant to Section 6 of that certain Series A Convertible Preferred Stock Purchase Agreement dated as of January 10, 1997, between the Company and Bechtel;

         WHEREAS, the Company has granted Bechtel certain registration rights with respect to the shares of Common Stock issuable upon conversion of the Series A Stock as contemplated herein;

         WHEREAS, pursuant to the Registration Rights Agreement, dated February 23, 1999 (the "Original Registration Rights Agreement"), by and among the Company and the stockholders named therein, which included the Sandler Investors and Bechtel, the Company granted certain registration rights to stockholders;

         WHEREAS, the Original Registration Rights Agreement was amended and restated as of March 1, 1999 to grant Oak the same registration rights granted to the parties to the Original Registration Rights Agreement (the "Amended and Restated Registration Rights Agreement");

         WHEREAS, the Company issued a Preferred Stock Purchase Warrant to Lighthouse Capital Partners III, L.P. ("Lighthouse") on August 23, 1999, which warrant was amended as of November 17, 1999 (the "Warrant") to provide, among other things, for the purchase of shares of Series B-3 Convertible Preferred Stock, par value $.001 per share (the "Series B-3 Stock" and collectively with the Series B-1 Stock and Series B-2 Stock, the "Series B Stock") in lieu of Series B-2 Stock;

         WHEREAS, the Company and the parties to the Amended and Restated Registration Rights Agreement agree to further amend and restate in its entirely the Amended and Restated Registration Rights Agreement in order to grant the Series C Investors the same registration rights granted to the other parties to the Amended and Restated Registration Rights Agreement.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to further amend and restate in its entirely the Amended and Restated Registration Rights Agreement, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

         As used herein, the following terms shall have the following respective meanings:

         1.1 "Commission" shall mean the Securities and Exchange Commission, or any other successor federal agency at the time administering the Securities Act.

         1.2 "Common Stock" shall mean the Company's common stock, par value $0.001 per share.

         1.3 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         1.4 "Holders" shall mean and include each of Bechtel, Sandler, Highland, the Other Investors, Oak, the Series C Investors and any person or entity that shall have executed this Agreement and whose name appears on the Schedule of Registration Rights Holders attached hereto as Exhibit A or who shall, pursuant to Section 11.3 hereof, become a party hereto, and any permitted transferee under Article 9 hereof which holds Registrable Securities.

         1.5 "Initiating Holders" shall mean any Holder or Holders other than the Series C Investors who in the aggregate own not less than forty percent (40%) of the Registrable Securities; provided, however, that after the date on which the Company has closed its Initial Public Offering, "Initiating Holders" shall mean any Holders who in the aggregate own not less than twenty percent (20%) of the Registrable Securities.

         1.6 "Initial Public Offering" shall mean the closing of the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of Common Stock to the public that raises gross proceeds for the Company of at least $20,000,000 and at an aggregate offering price to the public that reflects a value of the Company, on a Fully-Diluted Basis, of (i) at least $25,000,000 if such offering is commenced on or before the first anniversary (on a pre-money equity valuation) of the date

March 1, 1999 or (ii) at least $31,250,000 (on a pre-money equity valuation) if such offering is commenced after the first anniversary of March 1, 1999.

         1.7     Reserved.

         1.8 The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

         1.9     "Registrable Securities" means any and all shares of Common
Stock: (i) issued or issuable upon conversion of the Series A Stock, the Series B Stock and the Series C Stock; (ii) issued or issuable with respect to the Series A Stock, the Series B Stock or the Series C Stock upon any stock split, stock dividend, combination, recapitalization, reclassification, merger, consolidation or other similar event; and (iii) otherwise held or acquired by any of Bechtel, Sandler, Highland, Oak, or the Series C Investors or the Other Investors excluding in all cases, however, Registrable Securities sold by a Holder to the public or pursuant to Rule 144 promulgated under the Securities Act (or any similar or analogous rule promulgated under the Securities Act). For purposes of this Agreement, a person will be deemed to be a Holder of Registrable Securities whenever such person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

         1.10 "Registration Expenses" shall mean all expenses incurred by the Company in complying with Articles 2 and 3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, messenger and delivery expenses, escrow fees, fees and disbursements of legal counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and persons retained by the Company (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company), fees and disbursements of one legal counsel for the selling Holders, blue sky fees and expenses, and the expenses of any special audits incident to or required by any such registration by the Company.

         1.11 "S-3 Registration Expenses" shall mean all expenses incurred by the Company in complying with Article 4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, messenger and delivery expenses, escrow fees, fees and disbursements of legal counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and persons retained by the Company (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company), fees and disbursements of one legal counsel for the selling Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

         1.12 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         1.13 "Selling Expenses" shall mean all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities registered by the Holders.

         1.14 "Series C Investors" shall mean the purchasers of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (the "Series C Stock") set forth on Schedule 2 attached hereto.

         1.15 "Series C Qualified Public Offering" means the closing of a firm commitment underwritten public offering pursuant to an effective registration under the Securities Act covering the offer and sale of Common Stock to the public that raises proceeds to the Company of at least twenty-five million dollar ($25,000,000), after underwriters discounts and expenses, at an offering price of at least seventeen dollars and ninety-four cents, $17.94, subject to adjustment for dividends, distributions, stock splits, combinations, recapitalizations, reclassifications, mergers or consolidations and similar other types of events.

                                   ARTICLE 2
                             REQUESTED REGISTRATION

         2.1 Request by Holders for Registration. Beginning on the earlier of (i) the date which is 180 days after the effective date of an Initial Public Offering or (ii) March 1, 2001, Initiating Holders may request registration in accordance with this Article 2; provided that, Initiating Holders may not request registration pursuant to this Article 2 prior to the effective date of an Initial Public Offering unless such requested registration is for a public offering of shares reasonably anticipated to have an aggregate offering price to the public of at least $5,000,000. In the event the Company shall receive from any one or more of the Initiating Holders a written request that the Company effect any such registration, qualification or compliance with respect to Registrable Securities, the Company will:

         (a) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

         (b) use its best efforts to effect such registration, qualification or compliance as soon as practicable (including, without limitation, undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act, and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 15 days after the receipt of the written notice from the Company described in Section 2.1(a); provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.1:

                 (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                 (ii) within one hundred and eighty (180) days immediately following the effective date of any registration statement pertaining to a firm commitment underwritten offering of securities of the Company for its own account;

                 (iii) after the Company has effected three (3) such requested registrations pursuant to this Section 2.1 (not including registrations on Form S-3), each such registration has been declared or ordered effective, and the Registrable Securities offered pursuant to each such registration have been sold, or if the Company has effected any requested registration (other than a registration for the Company's Initial Public Offering) pursuant to this Agreement during the previous six-month period;

                 (iv) if the Company then meets the eligibility requirements applicable to the use of Form S-3 in connection with such registration and is able to effect such requested registration pursuant to Article 4 hereof; or

                 (v) if the Company, within ten (10) days of the receipt of the request of the Holder or Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within forty-five (45) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction or an offering solely to employees).

         (c) Subject to the foregoing clauses (i) through (v), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders and provide notice to the other Holders as required by Section 2.1(a); provided, however, that if the Company shall furnish to such Holders a certificate signed by the Chairman or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request of the Initiating Holders; provided, further, that the Company shall not be permitted to exercise such deferral right under this Section 2.1(c) or
Section 4.1(c) hereof more than once in any 365-day period.

         2.2 Request by Series C Investors for Registration. Beginning on the earlier of (i) the date which is 180 days after the effective date of Series C Qualified Public Offering or (ii) the date which is after the second anniversary of the date of this Agreement, upon the request of one or more of the Series C Investors who own in the aggregate not less than forty percent of the Series C Stock (the "Series C Initiating Holders"), such Series C Initiating Holders may request registration in accordance with this Article 2; provided that, the Series C Initiating Holders may not request registration pursuant to this Article 2 prior to the effective date of Series C Qualified Public Offering unless such requested registration is for a public offering of shares reasonably anticipated to have an aggregate offering price to the public of at least $5,000,000. In the event the Company shall receive from the Series C Initiating Holders a written request that the

Company effect any such registration, qualification or compliance with respect to Registrable Securities, the Company will:

         (a) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

         (b) use its best efforts to effect such registration, qualification or compliance as soon as practicable (including, without limitation, undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act, and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 15 days after the receipt of the written notice from the Company described in Section 2.2(a); provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.2:

                 (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                 (ii) within one hundred and eighty (180) days immediately following the effective date of any registration statement pertaining to a firm commitment underwritten offering of securities of the Company for its own account;

                 (iii) after the Company has effected one (1) such requested registration pursuant to this Section 2.2 (not including registrations on Form S-3), each such registration has been declared or ordered effective, and the Registrable Securities offered pursuant to each such registration have been sold, or if the Company has effected any requested registration (other than a registration for the Company's Initial Public Offering) pursuant to this Agreement during the previous six-month period;

                 (iv) if the Company then meets the eligibility requirements applicable to the use of Form S-3 in connection with such registration and is able to effect such requested registration pursuant to Article 4 hereof; or

                 (v) if the Company, within ten (10) days of the receipt of the request of the Holder or Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within forty-five (45) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction or an offering solely to employees).

         (c) Subject to the foregoing clauses (i) through (v), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Series C Initiating Holders and provide notice to the other Holders as required by Section 2.2(a); provided, however, that if the Company shall furnish to such Holders a certificate signed by the Chairman or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request of such Series C Initiating Holders; provided, further, that the Company shall not be permitted to exercise such deferral right under this Section 2.2(c) or Section 4.1(c) hereof more than once in any 365-day period.

         2.3     Underwriting.

         (a)     With respect to registrations initiated pursuant to Section
2.1 herein, the distribution of the Registrable Securities covered by the request of the Holders shall be effected by means of the method of distribution selected by the Holders holding a majority of the Registrable Securities covered by such registration. With respect to registrations initiated pursuant to Section 2.2 herein, the distribution of Registrable Securities covered by such request shall be effected by means of the method selection by the holders of a majority of the Series C Investors holding Registrable Securities. If such distribution is effected by means of an underwriting, the right of any Holder to registration pursuant to this Article 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

         (b) If such distribution is effected by means of an underwriting, the Company (together with all Holders proposing to distribute their securities through such underwriting (the "Participating Holders")) shall enter into an underwriting agreement in customary form with a managing underwriter of nationally recognized standing selected for such underwriting by the Company and approved by a majority in interest of the Participating Holders, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Article 2, if the managing underwriter advises the Participating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the underwriters may exclude shares requested to be included in such registration. The number of shares of Registrable Securities to be included in the registration and underwriting shall be allocated among the Participating Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Participating Holders at the time of filing the registration statement. In addition, if the managing underwriter further determines that marketing factors require a further limitation on the number of shares proposed to be registered by each of Daniel Pelson ("Pelson"), and Jane Mount ("Mount"), then the underwriters may exclude such shares as may be necessary to effect such registration in proportion as nearly as practicable, to the respective amounts of Registrable Securities held by each of Pelson and Mount at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

         (c) If any Participating Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other Participating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Participating Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Participating Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2.3.

         2.4 Inclusion of Shares by Company. If the distribution of Registrable Securities is being effected by means of an underwriting and if the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees. The inclusion of such shares shall be on the same terms as the registration of shares held by the Participating Holders. In the event that the underwriters exclude some of the securities to be registered, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Securities.

         2.5 Cancellation of Registration. A majority in interest of the Participating Holders shall have the right to cancel a proposed registration of Registrable Securities pursuant to Article 2 when, in their discretion, market conditions are so unfavorable as to be seriously detrimental to an offering pursuant to such registration. Such cancellation of a registration shall not be counted as one of the three (3) such requested registrations pursuant to
Section 2.1(b)(iii) or the one (1) such requested registration pursuant to
Section 2.2; provided, however, that the Holders canceling such registration shall pay expenses attributable to such registration.

                                   ARTICLE 3
                              COMPANY REGISTRATION

         3.1 Notice of Registration to Holders. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration qualifying as an Initial Public Offering (ii) a registration relating solely to employee benefit plans on Form S-8 (or any successor form) or (iii) a registration relating solely to a Commission Rule 145 transaction on Form S-4 (or any successor form or other form not available for registering the Registrable Securities to the public), the Company will:

        (a)     promptly give to each Holder written notice thereof, and

        (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company described in Section 3.1(a), by any Holder or Holders.

         3.2 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a). In such event, the right of any Holder to registration pursuant to this Article 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

         (a) Notwithstanding any other provision of this Article 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders of Registrable Securities, and the number of shares of Common Stock to be included in such registration shall be allocated as follows: first, for the account of the Company, all shares of Common Stock proposed to be sold by the Company, and second, for the account of any other stockholders of the Company participating in such registration, the number of shares of Common Stock requested to be included in the registration by such other stockholders in proportion, as nearly as practicable, to the respective amounts of securities that are proposed to be offered and sold by such other stockholders of such securities at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriters' marketing limitation shall be included in such registration.

         (b) The Company shall so advise all Holders and the other holders distributing their securities through such underwriting of any such limitation, and the number of shares of Registrable Securities held by Holders that may be included in the registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, but the Holder shall continue to be bound by Article 8 hereof.

         (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Article 3 prior to the effectiveness of such registration, whether or not a Holder has elected to include Registrable Securities in such registration, without thereby incurring any liability to the Holders of the Registrable Securities.

                                   ARTICLE 4
                            REGISTRATION ON FORM S-3

         4.1     Request for Registration.

         (a) In addition to the rights set forth in Articles 2 and 3 hereof, if a Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor to Form S-3) for a public offering of shares of Registrable Securities having an aggregate offering price of at least $1,000,000 (based on the then current market price) and the Company is a registrant entitled to use Form S-3 (or any successor form to Form S-3) to register such shares for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering as soon as practicable on Form S-3 (or any such successor form to Form S-3) and shall promptly give written notice of the proposed registration to all other Holders.

         (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Article 4:

                 (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                 (ii) if the Company, within ten (10) days of the receipt of the request of the Holder or Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within forty-five (45) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction or an offering solely to employees);

                 (iii) during the period starting with the date of filing of, and ending on a date which is 180 days following the effective date of, a registration statement described in (ii) above or filed pursuant to this Article 4 or Articles 2 or 3 hereof (or such shorter period as the managing underwriter of the Company's most recent public offering may agree), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and provided, further, that no other person or entity could require the Company to file a registration statement in such period;

         (c) Subject to the foregoing clauses (b) (i) through (iii), the Company shall file a registration statement on Form S-3 covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the Chairman or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed on or before the date filing would be required, and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Holders; provided, further, that the Company shall not be permitted to exercise such deferral right under this Section 4.1(c) or Section 2.1(c) or 2.2(c) hereof more than once in any 365-day period.

         4.2     Underwriting.

         (a) The distribution of the Registrable Securities covered by the registration on Form S-3 shall be effected by means of the method of distribution selected by the Holders holding a majority of the Registrable Securities covered by such registration. If such distribution is effected by means of an underwriting, the right of any Holder to registration pursuant to this Article 4 shall be conditioned upon such Holder's participation in such underwriting, if any, and the inclusion of such Holder's Registrable Securities in such underwriting.

         (b) If the distribution of the Registrable Securities pursuant to this Section 4.2 is effected by means of an underwriting, the Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with a managing underwriter of nationally recognized standing selected for such underwriting by the Company and approved by a majority in interest of the Holders requesting registration on Form S-3, which approval shall not be unreasonably withheld.

Notwithstanding any other provision of this Article 4, if the managing underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the underwriters may exclude some or all of the shares requested to be included in such registration, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

         (c) If the distribution of the Registrable Securities pursuant to this Section 4.2 is effected by means of an underwriting and if any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 4.2.

         4.3 Inclusion of Shares by Company. If the distribution of the Registrable Securities pursuant to this Article 4 is effected by means of an underwriting and if the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees and if the number of Registrable Securities held by Holders requesting registration on Form S-3 which would otherwise have been included in such registration and underwriting will not thereby be limited.
The inclusion of such shares shall be on the same terms as the registration of shares held by the Holders requesting such registration. In the event that the underwriters exclude some of the securities to be registered on Form S-3, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Securities.

                                   ARTICLE 5
                            EXPENSES OF REGISTRATION

         All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Article 2 (but only with respect to four (4) registrations effected pursuant to such Article) and
Article 3 hereof and all S-3 Registration Expenses shall be borne by the Company. All Selling Expenses relating to Registrable Securities registered by the Holders shall be borne by the Holders of such Registrable Securities pro rata on the basis of the number of shares so registered.

                                   ARTICLE 6
                            REGISTRATION PROCEDURES

         (a) In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. The Company agrees to use its best efforts to effect or cause such registration to permit the sale of the Registrable Securities covered thereby by the Holders thereof in accordance with the intended method or methods of distribution thereof described in such registration statement. In connection with any registration of any Registrable Securities pursuant to Article 2, 3 or 4 hereof, the Company shall, as soon as reasonably possible:

                 (i) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement filed to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company comply with subparagraph (iii) of this paragraph (a)) as soon as reasonably possible thereafter;

                 (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and furnish to the holders of the Registrable Securities covered thereby copies of any such supplement or amendment prior to this being used and/or filed with the Commission; and comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities to be included in such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                 (iii) provide (A) the Holders of the Registrable Securities to be included in such registration statement, (B) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) one counsel for such underwriters or agent, and (E) not more than one counsel for all the Holders of such Registrable Securities, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

                 (iv) for a reasonable period prior to the filing of such registration statement, and throughout the period specified above, make available for inspection by the parties referred to in Section 6(a)(iii) above such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section 6(a)(iii), to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not disclose to any other person or entity any information or records reasonably designated by the Company in writing as being confidential, until such time as (a) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (b) such party shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter, or (c) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not include an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and provided, further, that the Company need not make such information available, nor need it cause any officer, director or employee to respond to such inquiry, unless each such Holder of Registrable Securities to be included in a registration statement hereunder and such counsel, upon the Company's request, execute and deliver to the Company an undertaking to substantially the same effect contained in the second preceding proviso;

                 (v) promptly notify the Holders of Registrable Securities to be included in a registration statement hereunder, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or the prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (E) if it shall be the case, at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, or any document incorporated by reference, in any of the foregoing contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                 (vi) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction at the earliest practicable date;

                 (vii) if requested by any managing underwriter or underwriter, any placement or sales agent or any Holder of Registrable Securities to be included in a registration statement, promptly incorporate in a prospectus, prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Holder may reasonably specify should be included therein relating to the terms of the sale of the Registrable Securities included thereunder, including, without limitation, information with respect to the number of Registrable Securities being sold by such Holder or agent or to such underwriters, the name and description of such Holder, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus; prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment;

                 (viii) furnish to each Holder of Registrable Securities to be included in such registration statement hereunder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the counsel referred to in Section 6(a)(iii) an executed copy of such registration statement, each such amendment and supplement thereto (in each case excluding all exhibits and documents incorporated by reference) and such number of copies of the registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, as such Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder sold by such agent or underwritten by such underwriter and to permit such Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus and any amendment or supplement thereto by each such Holder and by any such agent and underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto or of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose;

                 (ix) use its best efforts to (A) register or qualify the Registrable Securities to be included in such registration statement under such other securities laws or blue sky laws of such jurisdictions to be designated by the Holders of a majority of such Registrable Securities participating in such registration and each placement or sales agent, if any, therefor and underwriter, if any, thereof, as any Holder and each underwriter, if any, of the securities being sold shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for so long as may be necessary to enable such Holder, agent or underwriter to complete its distribution of the Registrable Securities pursuant to such registration statement and (C) take any and all such actions as may be reasonably necessary or advisable to enable such Holder, agent, if any, and underwriter to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (1) take any action to effect any such registration, qualification or compliance in any particular jurisdiction in which it would not otherwise be required to execute a general consent to service of process in effectuating such registration, qualification or compliance, but for the requirements of this Section 6(a)(ix), or (2) subject itself to taxation in any such jurisdiction;

                 (x) cooperate with the Holders of the Registrable Securities to be included in a registration statement hereunder and the managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders and which shall not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

                 (xi) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

                 (xii) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, and take such other actions in connection therewith as the Holders of at least a majority of the Registrable Securities being sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                 (xiii) whether or not an agreement of the type referred to in the preceding subsection if entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made though a placement or sales agent or any other entity, (A) make such representations and warranties to the Holders of such Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with any offering of equity securities pursuant to any appropriate agreement and/or to a registration statement filed on the form applicable to such registration statement; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, and as the Holders of at least a majority of such Registrable Securities may reasonably request, addressed to such Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part of or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due organization of the Company, and its subsidiaries, if any; the qualification of the Company, and its subsidiaries, if any, to transact business as foreign companies; the due authorization, execution and delivery of this agreement and of any agreement of the typed referred to in Section 6(a)(xii) hereof; the due authorization, valid issuance, and the fully paid status of the capital stock of the Company; the absence of material legal or governmental proceedings involving the Company; the absence to the knowledge of such counsel of a breach by the Company or its subsidiaries of, or a default under, agreements binding the Company or any subsidiary; the absence of governmental approvals required to be obtained in connection with the registration statement, the offering and sale of the Registrable Securities, this Agreement or any agreement of the type referred to in Section 6(a)(xii) hereof; the compliance as to form of such registration statement and any documents incorporated by reference therein with the requirements of the Securities Act; the effectiveness of such registration statement under the Securities Act; and, as of the date of the opinion and of the registration statement or most recent post-effective amendment thereto, as the case may be, the absence, to the knowledge of such counsel, from such registration statement and the prospectus included therein, as then amendment or supplemented, and from the documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact necessary to make the statements therein not misleading (in case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (C) obtain a "cold" comfort letter or letters from the independent certified public accountants of the Company addressed to the Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (I) the effective date of such registration statement and (II) the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by Holders of at least a majority of the Registrable Securities being sold and the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Sections 5 and 7 hereof;

                 (xiv) notify in writing each Holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Agreement and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

                 (xv) engage to act on behalf of the Company with respect to the Registrable Securities to be so registered a registrar and transfer agent having such duties and responsibilities (including, without limitation, registration of transfers and maintenance of stock registers) as are customarily discharged by such an agent, and to enter into such agreements and to offer such indemnities as are customary in respect thereof;

                 (xvi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its Holders, as soon as practicable, but in any event not later than 18 months after the effective date of such registration statement, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 6(a) of the Securities Act (including, at the option of the Company, pursuant to Rule 158 thereunder); and

                 (xvii) cause all such Registrable Securities to be listed on each securities exchange or on the Nasdaq National Market ("Nasdaq Market") on which similar securities issued by the Company are then listed and, if not so listed, to be listed and, if listed on the Nasdaq Market, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "National Market System Security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure Nasdaq Market authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers.

         (b)     In the event that the Company would be required, pursuant to
Section 6(a)(v)(F) above, to notify the Holders of Registrable Securities included in a registration statement hereunder, the sales or placement agent, if any, and the managing underwriters, if any, of the securities being sold, the Company shall prepare and furnish to each such Holder, to each such agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplement or amendment so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Holder agrees that upon receipt of any notice from the Company pursuant to Section 6(a)(v)(F) hereof, such Holder shall forthwith discontinue the distribution of Registrable Securities until such Holder shall have received copies of such amended or supplemented registration statement or prospectus, and if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

         (c) The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and such Holder's method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing but only to the extent that such information is required in order to comply with the Securities Act. Each such Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or the distribution of such Registrable

Securities or omits to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                                   ARTICLE 7
                                INDEMNIFICATION

         7.1 The Company will indemnify each Holder, each of its officers and directors and partners, and such Holder's legal counsel and independent accountants, if any, and each person controlling any such persons within the meaning of Section 15 of the Securities Act, with respect to which registration of any of the Registrable Securities under the Securities Act has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration of any of the Registrable Securities under the Securities Act which has been effected pursuant to this Agreement, or based on any omission (or alleged omission) to state therein, a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, Exchange Act or any state securities laws applicable to the Company and relating to action or inaction by the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers and directors and partners and such Holder's legal counsel and independent accountants, and each person controlling any such persons, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement) or omission (or alleged omission), made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter and expressly intended for use in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof.

         7.2 Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, severally and not jointly, indemnify and hold harmless the Company, each of its directors and officers, its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors, partners, legal counsel and independent accountants, if any, and each person controlling such

Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), to which the Company or such officer, director, underwriter or person who controls the Company or such underwriter or such legal counsel and independent accountants, within the meaning of Section 15 of the Securities Act, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, other document or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder and expressly intended for use in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the proceeds to such Holder of Registrable Securities sold as contemplated herein.

         7.3 Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the ability of the Indemnifying Party to defend the action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

         7.4 If the indemnification provided for in Section 7.1 or 7.2 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in
Section 7.1 or 7.2, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the sellers of Registrable Securities on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the sellers of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 7.4 were to be determined by pro rata allocation (even if all Sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 7.4. The amount paid by an Indemnified Party as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in the first sentence of this Section 7.4 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any claim, action or proceeding which is the subject of this Section 7.4. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of sellers of Registrable Securities to contribute pursuant to this Section 7.4 shall be several in proportion to the respective amount of Registrable Securities sold by them pursuant to a registration statement.

                                   ARTICLE 8
                               RULE 144 REPORTING

         With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

         8.1 Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act (or any similar or analogous rule promulgated under the Securities Act) at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public; and

         8.2 File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) and make available the benefits of Rule 144; and

         8.3 So long as any Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company filed by the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

                                   ARTICLE 9
                        TRANSFER OF REGISTRATION RIGHTS

         The rights to cause the Company to register Registrable Securities granted Holders under Articles 2, 3 and 4 hereof may be assigned in connection with any permitted transfer or assignment of the Holder's Registrable Securities. All transferees and assignees of the rights to cause the Company to register Registrable Securities granted Holders under Articles 2, 3 and 4 hereof, as a condition to the transfer of such rights, shall agree in writing to be bound by the agreements set forth herein.

                                   ARTICLE 10
                       LIMITATIONS ON REGISTRATION RIGHTS
                          GRANTED TO OTHER SECURITIES

         10.1 The parties hereto agree that additional holders may, with the consent of the Company and the Holders of a majority of the Registrable Securities then outstanding, be added as parties to this Agreement with respect to any or all securities of the Company held by them; provided, however, that from and after the date of this Agreement, the Company shall not without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company providing for the grant to such holder of registration rights superior to, or pari passu with, those granted herein. Any additional parties shall execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered Holders for purposes of this Agreement, and shall be added to the Schedule of Registration Rights Holders.

         10.2 In connection with the grant of registration rights to the holders of the Series C Stock pursuant to this Agreement, each of Sandler, Bechtel, Highland, Oak and the Other Investors agree and consent to waive the provisions of Article 10 relating to limitations on registration rights granted to other securities holders set forth in the Amended and Restated Registration Rights Agreement.

                                   ARTICLE 11
                                 MISCELLANEOUS

         11.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         11.2 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED

HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         11.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         11.4 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Subject to Sections 11.11, 11.12 and 11.13 herein, any provision of this Agreement may be amended, waived or modified, and this Agreement may be terminated, if, but only if, such amendment, waiver or modification or termination is in writing and is signed by the holders of a majority of the Series A Stock, Series B Stock and Series C Stock provided, however, that no amendment, waiver, modification or termination may treat any holder that does not consent thereto differently than a holder that does consent thereto; whenever any provision of this Agreement requires action or approval by the holders of a specified number of Series A Stock, Series B Stock or Series C Stock, such action or approval may be evidenced by a written consent executed by the requisite holders of Series A Stock Series B Stock or Series C Stock, without any requirement of a meeting or prior notice to the other holders of such shares.

         11.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed given upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or on Schedules 1 and 2 hereto, or as subsequently modified by written notice:

         if to the Company:

                 Bolt, Inc.
                 104 Hudson Street - 7th Floor North
                 New York, NY  10013
                 Attention:  Daniel A. Pelson
                 Telephone:  (212) 620-5900
                 Facsimile:  (212) 620-4315
         with a copy to (which shall not constitute notice):

                 Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center
                 Boston, MA 02111
                 Attention:  John R. Pomerance, Esq.
                 Telephone:  (617) 542-6000
                 Facsimile:  (617) 542-2241

         if to Sandler:

                 c/o Sandler Capital Management
                 767 Fifth Avenue - 45th Floor
                 New York, NY  10153
                 Attention:  Michael J. Marocco
                 Telephone:  (212) 754-8100
                 Facsimile:  (212) 826-0280

         with copy to (which shall not constitute notice):

                 Dow, Lohnes & Albertson, PLLC
                 1200 New Hampshire Avenue, N.W.
                 Washington, DC  20036
                 Attention:  Edward J. O'Connell, Esq.
                 Telephone:  (202) 776-2000
                 Facsimile:  (202) 776-2222

         if to Bechtel:

                 Bechtel Enterprises Holdings, Inc.
                 50 California Street - Suite 2200
                 San Francisco, CA  94111
                 Attention:  Kevin Kendrick
                 Telephone:  (415) 768-2312
                 Facsimile:  (415) 951-0847

         with copy to (which shall not constitute notice):

                 Bechtel Enterprises Holdings, Inc.
                 50 California Street - Suite 2200
                 San Francisco, CA  94111
                 Attention:  Chief Counsel
                 Telephone:  (415) 768-5721
                 Facsimile:  (415) 951-2233
         if to Highland:

                 c/o Highland Capital Partners
                 2 International Place - 22nd Floor
                 Boston, MA  02110
                 Attention:  Stephen J. Harrick
                 Telephone:  (617) 261-6694
                 Facsimile:  (617) 531-1550

         with copy to (which shall not constitute notice):

                 Hale and Dorr, LLP
                 60 State Street
                 Boston, MA  02109
                 Attention:  Peter Tarr, Esq.
                 Telephone:  (617) 526-6000
                 Facsimile:  (617) 526-5000

         if to Oak:

                 Oak Investment Partners
                 One Gorham Island
                 Westport, CT  06889
                 Attention:  Ann H. Lamont
                 Telephone:  (203) 226-8346
                 Facsimile:  (203) 226-4203

         with copy to (which shall not constitute notice):

                 Finn Dixon & Herling LLP
                 1 Landmark Square
                 Stamford, CT  06901
                 Attention:  Michael Herling, Esq.
                 Telephone:  (203) 964-8000
                 Facsimile:  (203) 348-57777

         If to Moore:

                 c/o Moore Capital Management, Inc.
                 1251 Avenue of the Americas
                 New York, NY  10020
                 Attn:  David Lee
                 Telephone:  (212) 782-7033
                 Facsimile:  (212) 782-7550

         With a copy to (which shall not constitute notice):

                 Akin, Gump, Strauss, Hauer and Feld, LLP
                 590 Madison Avenue
                 New York, NY  10022
                 Attention:  Jim Kaye
                 Telephone:  (212) 872-1000
                 Facsimile:  (212) 872-1002

         If to Remington:

                 c/o Moore Capital Management, Inc.
                 1251 Avenue of the Americas
                 New York, NY  10020
                 Attn:  David Lee
                 Telephone:  (212) 782-7033
                 Facsimile:  (212) 782-7550

         With a copy to (which shall not constitute notice):

                 Akin, Gump, Strauss, Hauer and Feld, LLP
                 590 Madison Avenue
                 New York, NY  10022
                 Attention:  Jim Kaye
                 Telephone:  (212) 872-1000
                 Facsimile:  (212) 872-1002


or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

         11.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         11.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         11.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

         11.9 "Market Hold-Off" Agreement. Each Holder agrees, if requested by the Company and underwriter of Common Stock (or other securities) of the Company in connection with an Initial Public Offering not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act without the prior consent of such underwriter, provided, however, that all Holders and officers and directors of the Company enter into similar agreements.

         Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

         11.10 Termination. The obligations of the Company to register Registrable Securities under this Agreement shall terminate on the date upon which any such Registrable Securities may be freely tradable pursuant to Rule 144 under the Securities Act, but only with respect to such freely tradable Registrable Securities.

         11.11 Warrant Exercise. Upon the exercise of the Warrant, and upon the execution and delivery of a counterpart signature page hereto, Lighthouse shall become a party hereto, be deemed an Other Investor and be bound by the provisions of this Agreement and Exhibit A hereto shall be automatically amended, accordingly.

         11.12 Option Exercise. Upon each exercise of options to purchase Common Stock held by Mount and Cohen, respectively, and upon the execution and delivery of a counterpart signature page hereto by Mount or Cohen, as applicable, each of Mount and Cohen shall become a party hereto with respect to the shares of Common Stock issued pursuant to such option exercises, as applicable, each of them shall be deemed an Other Investor, as applicable, and each of them shall be bound by the provisions of this Agreement, as applicable, without any further action by the Company or each of Mount and Cohen, respectively, and Exhibit A hereto shall be automatically amended, accordingly.

         11.13 Other Investors. Upon the sale of any Additional Shares (as defined in the Stock Purchase Agreement) to Additional Purchasers (as defined in the Stock Purchase Agreement) in accordance with the Stock Purchase Agreement, each such Additional Purchaser shall become a party hereto, be deemed an Other Investor for all purposes hereunder and be bound by the provisions of this Agreement, without any further action by the Company or such Additional Purchaser and Exhibit A hereto shall be automatically amended, accordingly. Each Additional Purchaser (as defined in the Stock Purchase Agreement), shall, if requested by the Company, execute and deliver a counterpart signature page hereto, to further evidence such agreement.

         IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Registration Rights Agreement as of the ___ day of November, 1999.

                                          BOLT, INC.


                                          By:     /s/ Daniel Pelson
                                             ----------------------------------
                                          Name:
                                          Title:


                                          BECHTEL ENTERPRISES HOLDINGS, INC.


                                          By:     /s/ Robert Dove
                                             ----------------------------------
                                          Name:
                                          Title:



                                          SANDLER CAPITAL PARTNERS IV, L.P.

                                          By:    Sandler Investment Partners,
                                                 L.P., General Partner

                                          By:   Sandler Capital Management,
                                                General Partner

                                          By:   MJDM Media Corp., a General
                                                Partner


                                          By:     /s/ Edward G. Grinacoff
                                             ---------------------------------
                                               Edward G. Grinacoff
                                               President

                                          SANDLER CAPITAL PARTNERS IV, FTE, L.P.

                                          By:    Sandler Investment Partners,
                                                 L.P., General Partner

                                          By:   Sandler Capital Management,
                                                General Partner

                                          By:   MJDM Media Corp., a General
                                                Partner


                                          By:     /s/ Edward G. Grinacoff
                                             ----------------------------
                                               Edward G. Grinacoff
                                               President

                                     HIGHLAND CAPITAL PARTNERS IV LIMITED
                                           PARTNERSHIP

                                     By:   Highland Management Partners IV LLC,
                                           its General Partner


                                     By:     /s/ illegible
                                        ----------------------------------------
                                     Name:
                                     Title:



                                     HIGHLAND ENTREPRENEURS FUND IV LIMITED
                                           PARTNERSHIP

                                     By:   Highland Entrepreneurs Fund IV LLC,
                                           its General Partner


                                     By:     /s/ illegible
                                        ----------------------------------------
                                     Name:
                                     Title:



                                     MJM ASSOCIATES L.P.


                                     By:     /s/ Michael J. Marocco
                                        ----------------------------------------
                                     Name:  Michael J. Marocco
                                     Title: General Partner


                                             /s/ Harvey Sandler
                                     -------------------------------------------
                                     HARVEY SANDLER


                                            /s/ John Kornrech
                                     -------------------------------------------
                                     JOHN KORNREICH


                                            /s/ Samantha McCuen
                                     -------------------------------------------
                                     SAMANTHA MCCUEN

                                             /s/ Jonathan M. Nelson
                                       -----------------------------------------
                                       JONATHAN M. NELSON


                                             /s/ Glenn M. Creamer
                                       -----------------------------------------
                                       GLENN M. CREAMER


                                             /s/ Paul J. Salem
                                       -----------------------------------------
                                       PAUL J. SALEM


                                             /s/ Mark J. Masiello
                                       -----------------------------------------
                                       MARK J. MASIELLO


                                             /s/ Mark A. Pelson
                                       -----------------------------------------
                                       MARK A. PELSON


                                             /s/ Alexander D. Evans
                                       -----------------------------------------
                                       ALEXANDER D. EVANS


                                              /s/ Raymond M. Mathieu
                                       -----------------------------------------
                                       RAYMOND M. MATHIEU


                                             /s/ Michael J. Angelakis
                                       -----------------------------------------
                                       MICHAEL J. ANGELAKIS


                                             /s/ Bo Peabody
                                       -----------------------------------------
                                       BO PEABODY


                                             /s/ Frank Harrison
                                       -----------------------------------------
                                       FRANK HARRISON


                                             /s/ Daniel Pelson
                                       -----------------------------------------
                                       DANIEL PELSON

                             OAK INVESTMENT PARTNERS VIII, LIMITED
                                     PARTNERSHIP

                             By:  Oak Associates VIII, LLC, its General Partner


                             By:              /s/ Anne H. Lamont
                                -----------------------------------------------
                             Name:
                             Title:


                             OAK VIII AFFILAITES FUND, LIMITED
                                     PARTNERSHIP

                             By:  Oak VIII Affiliates, LLC, its General Partner


                             By:              /s/ Anne H. Lamont
                                -----------------------------------------------
                             Name:
                             Title:


                             MOORE GLOBAL INVESTMENTS, LTD.


                                              /s/ illegible
                             --------------------------------------------------
                             By:  Moore Capital Management, Inc.
                             Its:  Trading Advisor


                             REMINGTON INVESTMENTS STRATEGIES, L.P.


                                              /s/ illegible
                             --------------------------------------------------
                             By:  Moore Capital Advisors, L.L.C.
                             Its:  General Partner

                 Counterpart Signature Page For Other Investors

      The undersigned hereby agrees to become a party to that certain Second Amended and Restated Registration Rights Agreement dated as of November 17, 1999 (the "Agreement") among Bolt, Inc. (the "Company") and others. From and after all the undersigned's execution and delivery of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


For Individuals:                                For entities:


------------------------------------
Printed Name                                    FORD MOTOR COMPANY


------------------------------------            By:     /s/ Phil Horlock
Signature                                          ---------------------------
                                                Name:  Phil Horlock
                                                Title: Executive Director
                                                       Strategy & New Business
                                                       Development

                 Counterpart Signature Page For Other Investors

      The undersigned hereby agrees to become a party to that certain Second Amended and Restated Registration Rights Agreement dated as of November 17, 1999 (the "Agreement") among Bolt, Inc. (the "Company") and others. From and after all the undersigned's execution and delivery of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


For Individuals:                        For entities:


                                        Comcast Interactive Capital, L.P.
------------------------------------    ------------------------------------
Printed Name                            By: c/c Partners
Name                                    By: c/c Venture Management, L.L.C.



                                        By: /s/ Illegible
------------------------------------       ---------------------------------
Signature                               Name:  Illegible
                                        Title: Vice President

                 Counterpart Signature Page For Other Investors

      The undersigned hereby agrees to become a party to that certain Second Amended and Restated Registration Rights Agreement dated as of November 17, 1999 (the "Agreement") among Bolt, Inc. (the "Company") and others. From and after all the undersigned's execution and delivery of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


For Individuals:                        For entities:


                                          1998 Kornreich Children's Trust
------------------------------------    ---------------------------------------
Printed Name                            Name
Name


                                        By:      /s/ John Konreich
------------------------------------       -------------------------------------
Signature                               Name:  John Konreich
                                        Title:

                 Counterpart Signature Page For Other Investors

   The undersigned hereby agrees to become a party to that certain Second Amended and Restated Registration Rights Agreement dated as of November 17, 1999 (the "Agreement") among Bolt, Inc. (the "Company") and others. From and after all the undersigned's execution and delivery of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.



For Individuals:                        For entities:

       Andrew Sandler
------------------------------------    -------------------------------------
Printed Name                               Name
Name



       /s/ Andrew Sandler               By:
------------------------------------       ----------------------------------
Signature                                  Name:
                                           Title:

                 Counterpart Signature Page For Other Investors

      The undersigned hereby agrees to become a party to that certain Second Amended and Restated Registration Rights Agreement dated as of November 17, 1999 (the "Agreement") among Bolt, Inc. (the "Company") and others. From and after all the undersigned's execution and delivery of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.



For Individuals:                        For entities:


                                            Waterview Partners, L.P.
------------------------------------    ----------------------------------------
Printed Name                              By: WaterView Advisors, LLC
Name


                                        By: /s/ Augustus K. Oliver
------------------------------------       -------------------------------------
Signature                                Name:  Augustus K. Oliver
                                         Title:  Senior Managing Director

                 Counterpart Signature Page For Other Investors

      The undersigned hereby agrees to become a party to that certain Second Amended and Restated Registration Rights Agreement dated as of November 17, 1999 (the "Agreement") among Bolt, Inc. (the "Company") and others. From and after all the undersigned's execution and delivery of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.



For Individuals:                        For entities:


                                        Entercom Delaware Holdings Company, LLC
------------------------------------    ----------------------------------------
Printed Name                             Name
Name


                                        By: /s/ Stephen F. Fisher
------------------------------------       -------------------------------------
Signature                                Name:  Stephen F. Fisher
                                         Title:  Senior VP & CFO

                 Counterpart Signature Page For Other Investors

   The undersigned hereby agrees to become a party to that certain Second Amended and Restated Registration Rights Agreement dated as of November 17, 1999 (the "Agreement") among Bolt, Inc. (the "Company") and others. From and after all the undersigned's execution and delivery of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.



For Individuals:                        For entities:

                                        Time Warner Inc.
------------------------------------    ----------------------------------------
Printed Name                            Name
Name

                                        By: /s/ Robert Marcus
------------------------------------       -------------------------------------
Signature                                Name:  Robert Marcus
                                         Title:  Vice President

                 Counterpart Signature Page For Other Investors

      The undersigned hereby agrees to become a party to that certain Second Amended and Restated Registration Rights Agreement dated as of November 17, 1999 (the "Agreement") among Bolt, Inc. (the "Company") and others. From and after all the undersigned's execution and delivery of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


For Individuals:                        For entities:


                                        Sandler Internet Partners, L.P.
------------------------------------    ----------------------------------------
Printed Name                             By  Sandler Investment Partners, L.P.,
                                             General Partner
                                         By  Sandler Capital Management, General
                                             Partner
                                         By  MUDM Corp., a General Partner


                                         By: /s/ Edward Grinacoff
------------------------------------        ------------------------------------
Signature                                    Edward Grinacoff, President

                 Counterpart Signature Page For Other Investors

   The undersigned hereby agrees to become a party to that certain Second Amended and Restated Registration Rights Agreement dated as of November 17, 1999 (the "Agreement") among Bolt, Inc. (the "Company") and others. From and after all the undersigned's execution and delivery of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.



For Individuals:                        For entities:
                                        ML/BI L.L.C.
                                        Mintz Levin Investments L.L.C., its
                                        Manager
------------------------------------    ------------------------------------
Printed Name                             By

                                        By:   /s/ Irwin Heller
------------------------------------       ---------------------------------
Signature                                Name:    Irwin Heller
                                         Title:   Manager

                 Counterpart Signature Page For Other Investors

      The undersigned hereby agrees to become a party to that certain Second Amended and Restated Registration Rights Agreement dated as of November 17, 1999 (the "Agreement") among Bolt, Inc. (the "Company") and others. From and after all the undersigned's execution and delivery of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.



For Individuals:                         For entities:

                                        Invemed Associates, LLC
------------------------------------    ------------------------------------
Printed Name                             By


                                        By: /s/ John Baran
------------------------------------       ---------------------------------
Signature                                Name:    John Baran
                                         Title:   C.F.O.

                 Counterpart Signature Page For Other Investors

   The undersigned hereby agrees to become a party to that certain Second Amended and Restated Registration Rights Agreement dated as of November 17, 1999 (the "Agreement") among Bolt, Inc. (the "Company") and others. From and after all the undersigned's execution and delivery of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.



For Individuals:                         For entities:


                                        Caribou Ventures
------------------------------------    ---------------------------------------
Printed Name                             By


                                        By: /s/ William "Bo" Peabody
------------------------------------       ------------------------------------
Signature                                Name:    William Bo S. Peabody
                                         Title:   General Partner

                 Counterpart Signature Page For Other Investors

      The undersigned hereby agrees to become a party to that certain Second Amended and Restated Registration Rights Agreement dated as of November 17, 1999 (the "Agreement") among Bolt, Inc. (the "Company") and others. From and after all the undersigned's execution and delivery of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.



For Individuals:                         For entities:


                                        Peabody Sabot Ventures
------------------------------------    ------------------------------------
Printed Name                             By

                                        By: /s/ William "Bo" Peabody
------------------------------------       ---------------------------------
Signature                                Name:    William Bo S. Peabody
                                         Title:      General Partner

                 Counterpart Signature Page For Other Investors

      The undersigned hereby agrees to become a party to that certain Second Amended and Restated Registration Rights Agreement dated as of November 17, 1999 (the "Agreement") among Bolt, Inc. (the "Company") and others. From and after all the undersigned's execution and delivery of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.



For Individuals:                         For entities:

                                        Peabody Family Ventures
------------------------------------    ------------------------------------
Printed Name                             By:


                                        By: /s/ William "Bo" Peabody
------------------------------------       ---------------------------------
Signature                                Name:    William Bo S. Peabody
                                         Title:   General Partner

                                   Exhibit A
                    Schedule of Registration Rights Holders


1.       Sandler Capital IV Partners, L.P.
2.       Sandler Capital IV Partners FTE, L.P.
3.       Sandler Internet Partners, L.P.

4.       Bechtel Enterprises Holdings, Inc.

5.       Highland Capital Partners IV Limited Partnership
6.       Highland Entrepreneurs Fund IV Limited Partnership

7.       MJM Associates L.P.
8.       Harvey Sandler
9.       1998 Kornreich Children's Trust
10.      Andrew Sandler
11.      Samantha McCuen

12.      Jonathan M. Nelson
13.      Glenn M. Creamer
14.      Paul J. Salem
15.      Mark J. Masiello
16.      Mark A. Pelson
17.      Alexander D. Evans
18.      Raymond M. Mathieu
19.      Michael J. Angelakis
20.      Peabody Family Ventures
21.      Peabody Sabot Ventures
22.      William "Bo" S. Peabody
23.      Frank Harrison

24.      Oak Investment Partners VIII, Limited Partnership
25       Oak VIII Affiliates Fund, Limited Partnership

26.      Daniel Pelson

27.      Moore Global Investments, Ltd.
28.      Remington Investments Strategies, L.P.
29.      Comcast Interactive Capital, L.P.
30.      Ford Motor Company
31.      WaterView Partnres, L.P.
32.      Entercom Delaware Holdings Company, LLC
33.      Time Warner, Inc.
34.      Caribou Ventures
35.      Al Pastino
36.      Justin T. Nesci
37.      Juan Patino
38.      Endevour
39.      ML/BI L.L.C.
40.      Lawrence V. Calcano
41.      Blue Ridge Capital
42.      Invemed Associates, LLC
43.      Thomas D. Menard
44.      Concrete Media, Inc.
45.      America Online, Inc.

                                   Schedule 1

1.       MJM Associates L.P.

2.       Harvey Sandler

3.       1998 Kornreich Children's Trust

4.       Andrew Sandler

5.       Samantha McCuen

6.       Jonathan M. Nelson

7.       Glenn M. Creamer

8.       Paul J. Salem

9.       Mark J. Masiello

10.      Mark A. Pelson

11.      Alexander D. Evans

12.      Raymond M. Mathieu

13.      Michael J. Angelakis

14.      Peabody Family Ventures

15.      Peabody Sabot Ventures

16.      William "Bo" S. Peabody

17.      Frank Harrison

                                   Schedule 2

                          Purchasers of Series C Stock


1.       Moore Global Investments, Ltd.

2.       Remington Investments Strategies, L.P.

3.       Comcast Interactive Capital, L.P.

4.       Bechtel Enterprises Holdings, Inc.

5.       Oak Investment Partners VIII, Limited Partnership

6.       Oak VIII Affiliates Fund, Limited Partnership

7.       Form Motor Company

8.       WaterView Partners, L.P.

9.       Entercom Delaware Holdings Company, LLC

10.      Sandler Capital IV Partners, L.P.

11.      Sandler Capital IV Partners FTE, L.P.

12.      Sandler Internet Partners, L.P.

13.      Time Warner, Inc.

14.      Peabody Sabot Ventures

15.      Peabody Family Ventures

16.      Caribou Ventures

17.      Al Pastino

18.      Justin T. Nesci

19.      Frank M. Harrison

20.      Daniel Pelson

21.      Juan Patino

22.      Endevour

23.      Thomas D. Menard

24.      ML/BI L.L.C.

25.      Highland Capital Partners IV, Limited Partnership

26.      Highland Entrepreneurs Fund IV, Limited Partnership

27.      Lawrence V. Calcano

28.      Blue Ridge Capital

29.      Invemed Associates, LLC

30.      Sigurd C. Kirk

31.      Concrete Media, Inc.

32.      America Online, Inc.